Creating a Leading Global B2B Growth Accelerator Investor Presentation September 5, 2024 Exhibit 99.2

Additional Information and Where to Find It In connection with the proposed transaction (the “proposed transaction”), Toro CombineCo, Inc. (“NewCo”) filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-280529) containing a preliminary proxy statement of TechTarget, Inc. (“TechTarget”) that also constitutes a preliminary prospectus of NewCo (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus is not final and may be amended. A definitive Proxy Statement/Prospectus will be mailed to stockholders of TechTarget. TechTarget and NewCo may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any proxy statement, registration statement or prospectus, or any other document that TechTarget or NewCo (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, TECHTARGET INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY TECHTARGET OR NEWCO WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. TechTarget investors and security holders may obtain free copies of the preliminary Proxy Statement/Prospectus filed on June 27, 2024 (as amended on September 4, 2024) and will be able to obtain copies of the definitive Proxy Statement/Prospectus (when it becomes available), as well as other filings containing important information about TechTarget, NewCo, and other parties to the proposed transaction (including Informa PLC (“Informa”)), without charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by TechTarget will be available free of charge under the tab “Financials” on the “Investor Relations” page of TechTarget’s internet website at www.investor.techtarget.com or by contacting TechTarget’s Investor Relations Department at investor@techtarget.com. Participants in the Solicitation TechTarget, NewCo and Informa, and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from TechTarget’s stockholders in connection with the proposed transaction. Information regarding the directors of Informa is contained in Informa’s annual reports and accounts available on Informa’s website at www.informa.com/investors and in the National Storage Mechanism at data.fca.org.uk/#/nsm/nationalstoragemechanism. Information regarding the directors and executive officers of TechTarget is contained in TechTarget’s proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on April 17, 2024, and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, is included in the preliminary Proxy Statement/Prospectus filed on June 27, 2024 (as amended on September 4, 2024), and will be contained in the definitive Proxy Statement/Prospectus and other relevant materials that are filed or will be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above. No Offer or Solicitation This presentation is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve substantial risks and uncertainties. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of NewCo following completion of the proposed transaction; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern TechTarget’s or NewCo’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements. Disclaimer (1/2)

Disclaimer (2/2) Important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others: that one or more closing conditions to the proposed transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations, or restrictions in connection with such approvals or that the required approval by the shareholders of TechTarget may not be obtained; the risk that the proposed transaction may not be completed in the time frame expected by TechTarget, NewCo or Informa, or at all; unexpected costs, charges, or expenses resulting from the proposed transaction; uncertainty of the expected financial performance of NewCo following completion of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the relevant portion of Informa tech digital businesses with the business of TechTarget; the ability of NewCo to implement its business strategy; difficulties and delays in achieving revenue and cost synergies of NewCo; the occurrence of any event that could give rise to termination of the proposed transaction; potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification, and liability; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes associated with the current or subsequent U.S. administration; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact TechTarget’s ability to pursue certain business opportunities or strategic transactions; TechTarget’s, NewCo’s and Informa’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of TechTarget’s common stock; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of TechTarget to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders, strategic partners and other business relationships and on its operating results and business generally; market acceptance of TechTarget’s and the relevant portion of Informa Tech digital businesses’ products and services; the impact of pandemics and future health epidemics and any related economic downturns, on TechTarget’s business and the markets in which it and its customers operate; changes in economic or regulatory conditions or other trends affecting the internet, internet advertising and information technology industries; data privacy and artificial intelligence laws, rules, and regulations; the impact of foreign currency exchange rates; certain macroeconomic factors facing the global economy, including instability in the regional banking sector, disruptions in the capital markets, economic sanctions and economic slowdowns or recessions, rising inflation and interest rate fluctuations on TechTarget’s and the relevant portion of Informa Tech digital businesses’ results and other matters included in TechTarget’s filings with the SEC, including in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2023. These risks, as well as other risks associated with the proposed transaction, are more fully discussed the preliminary Proxy Statement/Prospectus filed on June 27, 2024 (as amended on September 4, 2024), and will be contained in the definitive Proxy Statement/Prospectus and other relevant materials that are filed or will be filed with the SEC (when they become available). While the list of factors presented here and in the preliminary Proxy Statement/Prospectus are, and the list of factors to be presented in definitive Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Any forward-looking statements speak only as of the date of this communication. None of TechTarget, NewCo or Informa undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this communication nor the continued availability of this communication in archive form on TechTarget’s website at www.investor.techtarget.com or Informa’s website at www.informa.com/investors should be deemed to constitute an update or re-affirmation of these statements as of any future date.

New Company Overview

Sitting at the intersection of two exciting markets: Tech and B2B Marketing Access to the tech industry’s largest permission-based audience of 50mm+1 decision makers Data & workflow solutions addressing product lifecycle from R&D to ROI Intelligence & Advisory that challenges Brand & Content that engages and solicits action Intent & Demand that converts Unbiased and trusted information to support buyer journey Independent research and analysis from 760+1 industry analysts & subject matter experts High-quality, award-winning editorial content from 220+1 B2B digital brands Influencing the 80%1 of B2B tech purchase journey that is completed before contacting vendor’s sales team Knowledge to technology buyers Growth to technology sellers Our Clients Our Audience Delivering value in an expert-led, data-driven, digitally-enabled manner, accelerating time to market and to revenue 1 Number presented on a proforma combined company basis as of June 30, 2024

Technology buyers: informing, educating and influencing a 50mm+[1] permissioned audience

TechTarget

- ✓ Deep expertise in Enterprise IT
- ✓ #1 Google footprint in B2B tech
- ✓ #1 Intent data for B2B tech

informa

- ✓ 20 vertical B2B tech markets
- ✓ Leader in outbound audience development
- ✓ World class face-to-face event audience data

Significant Audience and Brand Leadership

	763[1] Industry Analysts, Editors & Journalists	*delivering*	**192k[1]** Original Content Assets per Year	*across*	**220+[1]** Digital Brands	*to*	**50mm+[1]** Permissioned Audience
vs. standalone TTGT	*~4x*		*~2x*		*~2x*		*~2x*

© TechTarget 6

[1] Number presented on a proforma combined company basis as of June 30, 2024

Technology sellers: providing solutions to our clients' needs across their product lifecycle

Intelligence & Advisory		Brand & Content		Intent & Demand	
Market Intelligence & Insight	OMDIA	Content Strategy	BrightTALK	Qualified Sales Leads	NetLine Corporation
Market Strategy	Enterprise Strategy Group by TechTarget	Content Creation	Industry Dive	Content Syndication	Priority Engine
Go-to-Market Strategy	canalys; Wards Intelligence	Sponsorship & Display	studio/ID	Buyer Intent Data	BrightTALK

Fueled by our Permissioned, First-Party Audience Data

Estimated TAM	~$8bn	~$6bn	~$6bn

Total TAM opportunity of ~$20bn

Legend: TechTarget; informatech Digital Businesses

© TechTarget 7

Sponsorship & Display Content Creation Content Strategy Digital marketers, brand marketers, content marketers Intelligence & Advisory Brand & Content Digital marketers, brand marketers, content marketers Intent & Demand Performance / demand gen marketers, field marketers, sales teams Buyer Intent Data Content Syndication Qualified Sales Leads Intelligence & Advisory Permissioned, First-Party Audience Data Go-to-Market Strategy Market Strategy Market Intelligence & Insight C-suite, business strategists, product managers A unique platform designed to deliver value from R&D to ROI Digital Businesses

Serving a diverse, world-class client base Long-standing relationships with technology customers ~7,500 customers across enterprise IT, industry B2B tech and SMB / Growth companies 70+ customers spending over $1 million annually; ~760 customers spending over $100,000 annually No single customer exceeding 4% of revenue SMB / Growth companies Industry B2B Tech Enterprise IT Select Customers Pro forma combined company as of Dec. 31, 2023

Combination unlocks reach and scale to create a robust financial profile… Pro forma combined company for full year 2023 20+ Countries 220+ Digital Brands 50mm+ Permissioned Audience $482mm Total Revenue 32% Subscription / Longer-Term Revenue High margins and cash flow generation …that supports ambitious long-term growth targets

Market Fundamentals & Sources of Growth

Tech B2B Marketing Growing intersection of Tech and B2B Marketing markets powered by compelling long-term tailwinds Permissioned Audience data is key – heightened regulation on privacy underscores value of solutions built upon permissioned data R&D spend by the top 1,700 corporate R&D spenders in 2022 grew ~19% year-on-year, primarily driven by software and ICT services Our TAM is estimated to be worth $20bn annually Shifting tech buyer behavior focused on self-service and research, which now makes up as much as 80% of the buyer journey B2B Marketing increasingly going digital as C-Suite demand measurable outcomes and demonstrable ROI Of the top 1,700 corporate R&D spenders in 2022, ICT hardware, software and ICT services attracted the greatest R&D investment AI has the potential to fuel a new generation of products and services, with the AI software market estimated to exceed $190bn by 2028

Five sources of potential growth underpin our ambition to double revenue within five years

Enterprise IT market share growth	**Accelerating market share gains in a rebounding and growing market** through enhanced competitiveness from additional scale, reach, products and talent
Growth in industry B2B tech markets	**Expansion of product set into adjacent, tech-driven B2B growth markets**, such as AutoTech, GameTech, HealthTech, FinTech and many more
International expansion	**Growth in the ~40% of our addressable customer base located outside the U.S.,** with operations in over 20 countries
New product development	**Additional scale, reach and talent** enable acceleration of platform enhancements and new product launches
Attractive inorganic growth opportunities	**Strong balance sheet and cash flows** to support acquisitions of complementary businesses

© TechTarget 13

End-to-end offering spans go-to-market strategy, brand awareness, thought leadership, buyer intent and demand In a fragmented market, New TechTarget offers unique value across the product lifecycle Brand & Content Intent & Demand Intelligence & Advisory Enterprise IT market share growth Growth in industry vertical tech markets International expansion New product development Attractive inorganic growth opportunities

Enterprise IT market share growth | Growth in industry vertical tech markets | International expansion | New product development | Attractive inorganic growth opportunities

Expansion of established and new product set into adjacent, tech-driven B2B growth markets

Leveraging TechTarget's established brand and differentiated offerings to reach new customers across Informa Tech's broader set of B2B vertical markets

2

- Enterprise IT
- Healthcare

Current TTGT industry verticals

20

- AI
- Enterprise IT
- Components & Devices
- Service Provider
- Government
- Channel
- Media & Entertainment
- Gaming
- HR
- Marketing
- Legal
- Food
- Retail
- Hospitality
- Education
- Real Estate & Buildings
- Energy & Sustainability
- Financial
- Healthcare
- Manufacturing & Logistics

New TTGT industry verticals

$20bn TAM at the intersection of Tech and B2B Marketing across 20 industry verticals, providing ample room for durable growth

© TechTarget 15

Enterprise IT market share growth | Growth in industry vertical tech markets | International expansion | New product development | Attractive inorganic growth opportunities

Significant international reach enables customer diversification and revenue growth

Current TechTarget Footprint

952 colleagues in 11 countries



New TechTarget Footprint

2k+ colleagues in 20+ countries



On a pro forma basis, New TechTarget would have ~30% of revenue generated for the year ended December 31, 2023 outside the U.S.

We estimate that technology sellers based outside the United States represent approximately 40% of the global market opportunity for the products we expect New TechTarget will offer

© TechTarget 16

Enterprise IT market share growth | Growth in industry vertical tech markets | International expansion | New product development | Attractive inorganic growth opportunities

Proven track record of innovation and commercialization



2015-2016
- Priority Engine "for Marketing"



2019
- New version of Priority Engine "for Sales"



2020-2021
- Prospect-Level Intent™ data
- Integration of BrightTALK activity



2023
- IntentMail AI™ for personalized emails
- Personalize Assist™ for message relevance



Field Name	Output
Account Intent Score	0-100 based on overall purchase intent
Account Activity Level	Low/Medium/High
Account Activity Trend	Fading/Stable/Rising
Account Interests (up to 10)	Based on key topic activity in your market
New Prospect This Month	New Prospect active in the last 30 days
Viewed Your Content This Month	New lead generated in the last 30 days
Visited Your Website This Month	New website visit in the last 30 days
Clicked Your Banner This Month	New ad/banner click in the last 30 days
Confirmed Project	TechTarget has confirmed an active project

2024
- Account Intent Feeds for weekly insights
- Integration directly into CRM and ABM platforms

0% vs ~38%

Standalone TechTarget longer-term contracts[1] / subscription revenue out of total revenue in 2016 vs. 2023

25%+

Standalone TechTarget longer-term contracts[1] / subscription revenue total growth from 2016 to 2023

© TechTarget 17

[1] "Longer-term contracts" defined as contracts in excess of 270 days

Priority Engine Platform: A unified solution to fuel GTM teams with most actionable data for most effective efforts PRIORITY ENGINE Platform Access unique market insights to inform and assess strategies Market Monitor Access people, accounts and insights at account and prospect-level directly to engage via your systems Prospect Exports Account Intent Feeds Strategy Marketing Intent (Data Insights) Use Cases: Demand Gen Use Cases: C-Suite Planning, Products and Content Strategy Access your Lead Gen campaigns, content and buying group members. Monitor and assess performance across all lead campaigns Demand Use Cases: Lead Gen Empower sellers with direct access of accounts and people in-market and account and prospect-level intent insights Sales Intent Use Cases: Inside/Outside Sales, Account Owners, CSMs Enterprise IT market share growth Growth in industry vertical tech markets International expansion New product development Attractive inorganic growth opportunities

Well positioned for inorganic expansion supported by a stronger financial profile Enhanced growth platform Predictable and resilient revenue Substantial operating leverage Strong cash generation Healthy balance sheet Enterprise IT market share growth Growth in industry vertical tech markets International expansion New product development Attractive inorganic growth opportunities

A growth business with increased resiliency through market cycles Increased subscription and longer-term revenue End market diversification from adjacent markets beyond Enterprise IT Increased scale across new geographic markets Ability to tap into three distinct, adjacent budget pools with unique market dynamics Integration of TechTarget products and services into customer workflows

Significant Value Creation Opportunity

A value-creating combination Expected to close in second half of 2024, subject to TechTarget shareholder approval and satisfaction of other customary closing conditions Investor Day to be held after the closure of the transaction with Informa Tech’s Digital Businesses Timing Informa to contribute Informa Tech’s digital businesses and $350.0 million of cash to TechTarget Existing TechTarget shareholders receive: Immediate cash value of approximately $11.79 per share Ability to participate in long-term value creation of combined business Combined company owned 57% by Informa; 43% by existing TechTarget shareholders Culmination of TechTarget Board’s evaluation of strategic alternatives to maximize shareholder value Unanimously approved by Boards of TechTarget and Informa Combined company publicly listed on NASDAQ under ticker TTGT and headquartered in Newton, MA Structure and Consideration

Strengthens TechTarget’s financial profile Large projected TAM with strong tailwinds expected to support strong organic growth Market growth + platform integration + synergies = double-digit growth Enhanced growth platform Enhances revenue under longer-term contracts (defined as 270+ days) Breadth of product suite and industry diversification provide increasing revenue stability Predictable and resilient revenue Strong existing margins with accretive incremental margins Significant total run-rate synergies of $45mm expected within three years Substantial operating leverage Low capital intensity Highly cash generative Anticipated low leverage with strong liquidity Financial flexibility to support balanced strategy of organic investments and M&A Strong balance sheet

Significant operating synergies expected to create additional value

Cost	+ Central cost savings (e.g., real estate, software, systems, corporate functions) + Editorial investment and content efficiencies + Sales optimization and product margin rationalization	**~$25mm** *5% of cost base*
Revenue	+ Demand Generation uplift + Increased webinar penetration + Multiple cross-selling / upselling opportunities + Scale in content enablement services + Geographic and vertical market expansion	**~$20mm (after incremental costs)** *3% of revenue base*

~$45mm total run-rate synergies targeted by year 3

© TechTarget 24

HSR period expired Form S-4 submitted to SEC Form S-4 declared effective by SEC Shareholder vote Close Investor Day Progress to Date Making meaningful strides to create growth and value Upcoming Milestones

Appendix

Priority Engine turns B2B purchase insight into sales Know where to focus Accounts in your territory priority-ranked by relevant activity and engagement Ranked by: Research activity, ICP, website visits, content and banner engagements Weekly Email Alerts highlight the most active accounts in your territory Know who to contact Contact details for everyone actively researching solutions in your market Contact details include: Phone, email, LinkedIn profile, location, seniority, job function Know what to say Valuable intent insights to engage prospects in personalized conversations that convert Prospect insights include: Tech interests, vendors considered, installed tech, content downloads ACTIVE PROSPECTS PRIORITIZED ACCOUNTS RICH INSIGHTS Intent & Demand

BrightTALK is a complete SaaS platform for webinar & video success CHANNEL Marketer benefits Simplified content delivery to build scale with reduced effort Audience access and delivery combined in a single solution Accelerated pipeline through content engagement Live and pre-recorded webinars and videos  Diverse toolkit of interactive features: screen sharing, demos, Q&A, panels Lead guarantees based on promotion to BrightTALK audience   Automated email nurture of subscribers  Performance & community analytics: leads & subscriber activities, growth Plug-n-play embedded content for customer websites   Brand & Content

Brand & Content

Content Syndication sets the standard for delivering high-quality prospects


TechTarget
Bitpipe
Microsoft
Hewlett Packard Enterprise
IT Ops teams shift strategies; Nominate products for VMworld awards; and...
Download Your Case Study Now!
DOWNLOAD NOW
The great IT shift
Priority Engine
General Motors Corp.
Dave Hason
Solution Architect
TechTarget Lead

6,300+[1]
Annual lead gen programs

14,000+[1]
Syndicated vendor assets

1.5mm+[1]
Leads delivered every year

Delivering targeted responsive leads at scale

- ✓ AI-driven targeting and promotion
- ✓ 100% opt-in leads
- ✓ Pre-activated
- ✓ Real interest & intent
- ✓ World-wide capabilities
- ✓ Sponsorable editorial options supplement vendor content
- ✓ Value-added consulting and performance benchmarking

© TechTarget 29

[1] Data as of June 30, 2024

Content Enablement brings go-to-market lifecycle management capabilities Improve visibility into current and future markets to accelerate product development, marketing and sales success Develop effective content and tools to engage customers, generate sales-qualified leads and gain share Align strategy, offerings and messaging with current market trends, customer needs and competitive dynamics Increase sales velocity through sales enablement, training and partner program optimization Intelligence & Advisory

Brand & Content

TechTarget's flexible suite of branding solutions maximizes your campaign impact

Intent-Based Targeting

Leverage TechTarget's industry-leading behavioral intent data to reach and engage in-market buyers and accounts


Spoke
Account Based
Advertising
Spoke
Audience
Extension

Contextually-Aligned Banners

Align your message to a hyper-targeted audience of IT buyers across 150+ owned and operated TechTarget Web sites


Contextual
Banners
High
Impact Units
Mobile Ads

Custom Sites

Immerse, engage and educate enterprise technology buyers via branded Web communities and native content sponsorships


Native
Sites
Content
Hubs

Custom Display

Establish market authority, dominate perception and disrupt competitor influence through content-embedded rich media and Share of Voice solutions


Custom
Banners
Road Blocks
Keyword
Takeovers
Editorial Brand
Sponsorships

© TechTarget 31

Intelligence & Advisory

Overview of Omdia, Canalys & Wards Intelligence


Industry briefings
12,000+[1] companies tracked
MARKET SENSING
MARKET EXPERTISE
MARKET REACH
Market analysts
350+[1] expert analysts and consultants
Market coverage
3,000+[1] topics covered
Geo coverage
180+[1] client countries

Providing quantitative and qualitative insights that help companies make better decisions, faster

OMDIA

Specialist tech research

canalys

Global channel and mobility tech

WARDS INTELLIGENCE

Automotive and autotech

One of the largest providers of intelligence subscription-based specialist tech research in the market

© TechTarget 32

[1] Data as of June 30, 2024.

Overview of Industry Dive 20+1 industries 100+1 journalists 3.3mm+1 subscribers Delivering high-quality editorial content focused on specific industries and professions Providing news, insights and in-depth analysis to help subscribers make complex decisions and stay up to date on the trends in their markets Reaching a deep readership base of engaged technology buyers Delivering high-quality business journalism to highly engaged niche audiences, offering powerful opportunities to build awareness and reach key decision makers 14mm+1 readers Brand & Content Helping decision makers stay ahead in competitive industries 1 Data as of June 30, 2024.

Overview of specialist digital brands Content to make a difference Providing expert insights across the technology industry, with unrivalled opportunities for marketers to grow brand awareness High quality content enables technology vendors to gain exposure, benefit from association with the specialist brands, build awareness and reach key decision makers Brand & Content  Helping media professionals make better decisions

Intent & Demand

Overview of NetLine

NetLine CORPORATION

125mm[1]
unique visitors per month

15k[1]
web and publisher properties

76mm[2]
leads processed to date

700k[3]
first-party leads generated per month

- Enables marketers to directly engage prospective buyers through a portfolio of content including webinars, whitepapers, playbooks, virtual events and surveys
- Syndicates content across owned media properties and to NetLine's publisher network, helping marketers influence B2B tech buyers and generate demand for their products and services
- **Intentive:** Uses first-party contact and behavioral data generated across media properties and live event portfolios to deliver buyer-level intent data to marketers

Delivers high-quality leads to marketers by gating their content across properties, maximizing ROI

© TechTarget 35

[1] Measured by surveying publishers and obtaining individual audience metrics; [2] Data as of June 30, 2024; [3] Represents peak registration volume

Overview of IIRIS access 20mm+1 permissioned first-party B2B audience Powerful audience segmentation Measuring campaign performance Intelligence & Advisory Brand & Content Intent & Demand Audience growth and development using first-party B2B data via IIRIS 1 Data as of June 30, 2024.